J.P. Morgan Inaugural Energy Equity Conference 2016 June 29, 2016 Joseph M. Bennett Executive Vice President and Chief Investor Relations Officer Quinn P. Fanning Executive Vice President and Chief Financial Officer Exhibit 99.1

FORWARD-LOOKING STATEMENTS In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s. TIDEWATER 601 Poydras Street, Suite 1500, New Orleans, La. 70130 J.P. Morgan Inaugural Energy Equity Conference 2016 Phone: 504.568.1010 | Fax: 504.566.4580 Web site address: www.tdw.com Email: connect@tdw.com

Providing safe, efficient and compliant operations – TRIR of 0.08 per 200,000 manhours in fiscal 2016 was lowest in company history, and NO lost time accidents New fleet comprised of vessels that service all water depths – 192 active vessels at 3/31/16 with 8.7 year average age. “Smart stacking” vessels (77 at 3/31/16). Geographic diversity – Vessel operations are dispersed globally and reported to the public in four geographic segments Staying close to our customers – A solid customer base of NOC’s, IOC’s and others Prompt, proactive cost-cutting initiatives (“control what we can control”) – from 6/14 quarter, headcount down over 2,500 (28%), vessel opex down ~55% and G&A cost down 28% Reducing CapEx – vessel construction commitments reduced by 10 vessels, providing ~$76 million in progress payment refunds and ~$145 million reduced future CapEx (if options are not exercised). Vessel construction program was in wind-down mode prior to oil market collapse. Remaining net CapEx as of 3/31/16 , if options are not exercised, is ~$37M. Maintaining solid balance sheet and adequate liquidity to deal with industry uncertainties - $678 million of cash at 3/31/16, including $600 million drawn on our revolver in mid-March. 37% net debt to net total book cap at 3/31 and minimal debt maturities until FY2020. Company continues discussions with banks/noteholders in regard to interest coverage covenant relief. Dividend and stock buyback program suspended. Experienced management team to lead the way Strategy and Focus in a Challenged Market, and Results J.P. Morgan Inaugural Energy Equity Conference 2016

What Tidewater Will NOT Do J.P. Morgan Inaugural Energy Equity Conference 2016 We will NOT compromise safety We will NOT compromise on compliance We will NOT jeopardize fleet integrity/capability - “Smart stacking” vessels, with continual maintenance, while maintaining a new fleet comprised of vessels that can service all water depths We will NOT compromise service to our customers

Stop Work Obligation Safety performance is 25% of mgt. incentive comp Safe Operations is Priority #1 J.P. Morgan Inaugural Energy Equity Conference 2016 It's a task that can't be turned loose not for a microsecond or an accident will strike without pity. Operating safely offshore is like holding a snake by its head.

Rig Activity Levels Drive OSV Demand J.P. Morgan Inaugural Energy Equity Conference 2016 Working Rigs Source: IHS-Petrodata Note: 32 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 480 in June 2016. 303 145 Jackups Floaters

Tidewater's Active Fleet Versus the Worldwide OSV Fleet

Tidewater as of March 31, 2016 and Worldwide Fleet Estimated June 2016



Deepwater vessels
Towing Supply/Supply
Other vessels
184 "New" vessels – 7.9 avg yrs
8 "Traditional" vessels – 27.1 avg yrs (no OSVs)
Number of Vessels
Vessels > 25 years old today
30
25
20
15
10
5
0
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015

As of June 2016, there are approximately 341 additional AHTS and PSV's (~10% of the global fleet) under construction. Some number of these, we believe, will not be completed and delivered.

Source: IHS-Petrodata and Tidewater



Number of Vessels Built (AHTS & PSV)
Vessels > 25 years old today
300
250
200
150
100
50
0
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015
Year Built

Global fleet is estimated at ~3,482 vessels, including ~650 vessels that are 25+ yrs old (19%)

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J.P. Morgan Inaugural Energy Equity Conference 2016

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Vessel Population by Owner (AHTS and PSVs only) Estimated as of June 2016 J.P. Morgan Inaugural Energy Equity Conference 2016 Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1 Avg. All Others (~2,695 total vessels for 400+ owners) Source: IHS-Petrodata and Tidewater

Geographic Diversity – Active Vessel Count by Region (Excludes stacked vessels – as of 3/31/16) J.P. Morgan Inaugural Energy Equity Conference 2016 Americas 49 vessels (26%) SS Africa/Europe 89 vessels (46%) MENA 38 vessels (20%) Asia/Pac 16 vessels (8%) 192 total active vessels and 77 additional stacked vessels as of 3/31/16

Staying Close to our Customers – Strong Customer Base Current Revenue Mix J.P. Morgan Inaugural Energy Equity Conference 2016 Approximately 60% of our revenue is derived from drilling support activity and 40% from non-drilling related activity, such as support of production and construction activity Our top 10 customers in Fiscal 2016 (3 Super Majors, 5 NOC’s, and 2 Other) accounted for 69% of our revenue

J.P. Morgan Inaugural Energy Equity Conference 2016 New Vessel Count (1) (2) Net Book Value Average NBV per Vessel Deepwater PSVs 90 $1,885m $20.9m Deepwater AHTSs 12 $280m $23.3m Towing Supply/Supply 107 $1,061m $9.9m Other 39 $68m $1.7m TOTALS: 248 $3,294m $13.3m . “New Vessels” are defined as vessels built or acquired since 2000. New Vessel Count excludes 6 vessels under construction as of 3/31/16 - (6 deepwater PSVs with an avg cost of ~$42m/vessel) The Largest Modern OSV Fleet in the Industry New Vessel Information as of March 31, 2016

Our Remaining Construction Backlog J.P. Morgan Inaugural Energy Equity Conference 2016 Count Deepwater PSVs 6 Deepwater AHTSs - Towing Supply/Supply - Other - Total 6 Vessels Under Construction As of March 31, 2016 (excludes vessels under option*) Estimated delivery schedule – 5 in FY 2017 and 1 in FY 2018. CAPX of $63m in FY 2017 and $5m in FY 2018, for a total of ~$68m. * The Company has options on six additional vessels under construction as of 3/31/2016. If the options are not exercised, approximately $31 million of aggregate installment payments will be refunded to the Company, therefore net CapEx totals ~$37m. These 6 option vessels are not included in the table above.

CapEx is Decreasing from Recent High Levels J.P. Morgan Inaugural Energy Equity Conference 2016 Amounts in orange in Fiscal 2017 and 2018 represent future expected CapEx on the 6 vessels under construction as of 3/31/2016, totaling ~$68m. If options are not exercised, net CapEx totals ~$37m. NOTE: Fiscal 2017 and 2018 estimated CAPX above is exclusive of any refunds from possible cancelled vessel construction contracts (see note on previous slide re option vessels) Fiscal Year

Solid Balance Sheet and Financial Flexibility Our Financial Position Provides Us Strategic Optionality J.P. Morgan Inaugural Energy Equity Conference 2016 As of March 31, 2016 Cash & Cash Equivalents $678 million Total Debt $2,052 million Shareholders Equity $2,300 million Net Debt / Net Capitalization 37% Total Debt / Capitalization 47% On 3/15/16, the company borrowed the full $600 million available under its revolving credit facility in order to ensure adequate liquidity and flexibility during this industry downturn.

Debt Maturities and Covenants as of 3/31/16 Maturities Limited for Several Years J.P. Morgan Inaugural Energy Equity Conference 2016 Fiscal Year Debt Maturity (in $millions) Current Debt Covenants: Debt/Total Capitalization Ratio of not greater than 55% EBITDA/Interest coverage of not less than 3.0X The company was in compliance with all financial covenants as of 3/31/16 and continues discussions with it banks and noteholders in regards to interest coverage covenant relief before any possible covenant breach.

Tidewater’s Long-Term Strategy J.P. Morgan Inaugural Energy Equity Conference 2016 Continue to improve upon stellar safety and compliance programs Remain close to our customers and provide excellent service Monitor industry developments to adjust our playbook accordingly - Continue pro-active cost reduction initiatives - Maintain/protect liquidity and resolve debt covenant matter Maintain financial flexibility to deal with industry uncertainties and seize opportunities when presented

HOUSTON, TEXAS Tidewater Marine, L.L.C. 6002 Rogerdale Road Suite 600 Houston, Texas 77072-1655 P: +1 713 470 5300 NEW ORLEANS, LOUISIANA Worldwide Headquarters Tidewater Inc. Pan American Life Center 601 Poydras Street, Suite 1500 New Orleans, Louisiana 70130 P: +1 504 568 1010 J.P. Morgan Inaugural Energy Equity Conference 2016

Drivers of our Business - “A View at Various Points in a Cycle” J.P. Morgan Inaugural Energy Equity Conference 2016 July 2008 January 2011 June 2016 Working Rigs 603 538 480 Rigs Under Construction 186 118 194 OSV Global Population 2,033 2,599 3,482 OSV’s Under Construction 736 367 341 OSV/Rig Ratio 3.37 4.83 7.25 (6.00 without ~600 old vessels believed not available) Source: IHS-Petrodata and Tidewater Down ~240 rigs from prior peak How many will be delivered and how many incremental? Includes ~650 old vessels and hundreds of stacked vessels How many will be delivered? Over half being built in China.

A New Fleet that Services All Water Depths (Excludes stacked vessels – as of 3/31/16) J.P. Morgan Inaugural Energy Equity Conference 2016 Americas SSAE MENA Asia/Pac Vessel count info is as of 3/31/2016, and includes leased vessels. Avg NBV excludes the impact of leased vessels which have no NBV. Average NBV of the 8 Traditional vessels is approximately $330,000 each at 3/31/2016. Americas New Avg. Traditional Vessels NBV Vessels Deepwater 4 $27.3M 0 Towing Supply 12 $10.3M 0 Other 0 0 0 16 0 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0 Americas New Avg. Traditional Vessels NBV Vessels Deepwater 26 $27.4M 0 Towing Supply 31 $12.7M 0 Other 29 $1.2M 3 86 3 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0 Americas New Avg. Traditional Vessels NBV Vessels Deepwater 26 28.0M 0 Towing Supply 16 $9.6M 0 Other 4 $2.8M 3 46 3 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0 Americas New Avg. Traditional Vessels NBV Vessels Deepwater 10 $16.4M 0 Towing Supply 26 $11.4M 0 Other 0 0 2 36 2 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0

Fleet Renewal & Expansion Largely Funded by CFFO



CAPX
Dividend
Share Repurchase
$700
$600
$500
$400
$300
$200
$100
$0
$ in millions
CFFO
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Fiscal Year

Over a 17-year period, Tidewater has invested ~$5.7 billion in CapEx, and paid out ~$1.4 billion through dividends and share repurchases. Over the same period, CFFO and proceeds from dispositions were ~$4.6 billion and ~$941 million, respectively.

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J.P. Morgan Inaugural Energy Equity Conference 2016
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Active Vessel Dayrates & Utilization by Segment J.P. Morgan Inaugural Energy Equity Conference 2016 Avg. Dayrate Avg. Utilization Utilization stats exclude stacked vessels.

New Vessel Trends by Vessel Type Deepwater PSVs J.P. Morgan Inaugural Energy Equity Conference 2016 Q4 Fiscal 2016 Avg Day Rate: $20,180 Utilization: 48.4% $80 million, or 44%, of Vessel Revenue in Q4 Fiscal 2016

New Vessel Trends by Vessel Type Deepwater AHTS J.P. Morgan Inaugural Energy Equity Conference 2016 Q4 Fiscal 2016 Avg Day Rate: $25,350 Utilization: 51.9% $14 million, or 8%, of Vessel Revenue in Q4 Fiscal 2016

New Vessel Trends by Vessel Type Towing Supply/Supply Vessels J.P. Morgan Inaugural Energy Equity Conference 2016 Q4 Fiscal 2016 Avg Day Rate: $12,687 Utilization: 59.4% $73 million, or 41%, of Vessel Revenue in Q4 Fiscal 2016

Vessel Revenue and Vessel Operating Margin Fiscal 2008-2016 J.P. Morgan Inaugural Energy Equity Conference 2016 Note: Vessel operating margin is defined as vessel revenue less vessel operating expenses Prior peak period (FY2009) averaged quarterly revenue of $339M, quarterly operating margin of $175.6M at 51.8% $300 million $150 million 50.0%

Historical Vessel Cash Operating Margins J.P. Morgan Inaugural Energy Equity Conference 2016 Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%) $82 million Vessel Margin in Q4 FY2016 (100% from New Vessels) Q4 FY2016 Vessel Margin: 45%